SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 24, 2003

(Date of earliest event reported)

Commission File No. 333-105940

Banc of America Mortgage Securities, Inc.

Delaware	36-4514369
(State of Incorporation)	(I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina	28255
Address of principal executive offices	(Zip Code)

(704) 387-8239

Registrant’s Telephone Number, including area code

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.	Other Events

Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.	Financial Statements and Exhibits

(c) Exhibits

Item 601(a) of Regulation S-K
Exhibit No.	Description

(99)	Collateral Term Sheets prepared by Banc of America Securities LLC in connection with Banc of America Alternative Loan Trust 2003-10, Mortgage Pass- Through Certificates, Series 2003-10

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA MORTGAGE SECURITIES, INC.

November 24, 2003

By:	/s/ Judy Lowman

Judy Lowman
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Paper (P) or Electronic (E)
(99)	Collateral Term Sheets E prepared by Banc of America Securities LLC in connection with Banc of America Alternative Loan Trust 2003-10, Mortgage Pass- Through Certificates, Series 2003-10	E